Wave Life Sciences Corporate Presentation March 4, 2021 Exhibit 99.2

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Building a leading genetic medicines company

INNOVATIVE PLATFORM

- Stereopure oligonucleotides
- Novel backbone modifications (PN chemistry)
- Allele-selectivity
- Multiple modalities (silencing, splicing, ADAR editing)
- Strong IP position[1]

FOUNDATION OF NEUROLOGY PROGRAMS

- Huntington's disease
- ALS / FTD
- Neuromuscular diseases
- Ataxias
- Parkinson's disease
- Alzheimer's disease

PRISM™

Wave's discovery and drug development platform

CLINICAL DEVELOPMENT EXPERTISE

- Multiple global clinical trials ongoing across eight countries
- Innovative trial designs

MANUFACTURING

- Established internal manufacturing capabilities to produce oligonucleotides at scale

WAVE™ LIFE SCIENCES

ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia
[1]stereopure oligonucleotides and novel backbone chemistry modifications

3

PRISM has unlocked novel and proprietary advances in oligonucleotide design


Backbone modifications
Sugar modifications
Drug approvals (FDA)[2]
PRISM
Stereopure backbone
PN backbone chemistry modifications
Mixtures of 2ⁿ molecules[1]
~500,000 different molecules per dose
WAVE LIFE SCIENCES
Phosphorothioate (PS)
Phosphorodiamidate Morpholino (PMO)
fomivirsen
pegaptanib
mipomersen
eteplirsen
inotersen
golodirsen
nusinersen
givosiran
patisiran
viltolarsen
2'-O-methyl
2'-F
2'-MOE
2'-4'-LNA
2'-4'-cEt
1975
2000
2020

WAVE LIFE SCIENCES

[1]n=number of chiral centers

[2]oligonucleotide therapies approved by the FDA across the industry

4

Innovative pipeline led by neurology programs

THERAPEUTIC AREA / TARGET	PRISM: Stereopure	PRISM: PN chemistry	DISCOVERY / PRECLINICAL / CLINICAL	PARTNER
NEUROLOGY				
Huntington's disease mHTT SNP1	◆		WVE-120101	Takeda 50:50 option
Huntington's disease mHTT SNP2	◆		WVE-120102	
Huntington's disease mHTT SNP3	◆	◆	WVE-003	
ALS and FTD C9orf72	◆	◆	WVE-004	
SCA3 ATXN3	◆	◆		
CNS diseases Multiple†	◆	◆		Takeda milestones & royalties
DMD Exon 53	◆	◆	WVE-N531	100% global
ADAR editing Multiple	◆	◆		
HEPATIC				
AATD (ADAR editing) SERPINA1	◆	◆		100% global
OPTHALMOLOGY				
Retinal diseases USH2A and RhoP23H	◆	◆		100% global

PRISM ◆ Stereopure ◆ PN chemistry

WAVE LIFE SCIENCES

†During a four-year term, Wave and Takeda may collaborate on up to six preclinical targets at any one time.
ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; SCA3: Spinocerebellar ataxia 3; CNS: Central nervous system; DMD: Duchenne muscular dystrophy; AATD: Alpha-1 antitrypsin deficiency

5

Platform evolution reflected in three upcoming clinical trials to start in 2021

PRISM

Oligonucleotide optimization
- Stereopure backbone
- PN backbone chemistry modifications

***In vivo* disease models**
- Insight into PK / PD relationships
- Novel model generation

Leverage learnings of first generation programs
- Translational pharmacology
- Clinical trial design

SNP3
WVE-003
Allele-selective silencing candidate in HD

C9orf72
WVE-004
Variant-selective silencing candidate in ALS and FTD

Exon 53
WVE-N531
Exon skipping candidate for DMD

HD: Huntington's disease ALS: amyotrophic lateral sclerosis FTD: frontotemporal dementia DMD: Duchenne muscular dystrophy

WAVE LIFE SCIENCES 6

WVE-120101 WVE-120102 WVE-003 Huntington’s Disease Portfolio

Neuro HD

Huntington's disease: a hereditary, fatal disorder

- Autosomal dominant disease, characterized by cognitive decline, psychiatric illness and chorea; fatal
- No approved disease-modifying therapies
- Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT); accumulation of mHTT causes progressive loss of neurons in the brain
- Wild-type (healthy) HTT protein critical for neuronal function; evidence suggests wild-type HTT loss of function plays a role in Huntington's disease (HD)
- 30,000 people with HD in the US and more than 200,000 at risk of developing HD


DNA
CAG Repeat
RNA
wild-type (healthy) allele
Normal CAG Repeat
RNA
mutant allele
Expanded CAG Repeat
Healthy protein (HTT)
Mutant protein (mHTT)

Sources: Auerbach W, et al. *Hum Mol Genet.* 2001;10:2515-2523. Dragatsis I, et al. *Nat Genet.* 2000;26:300-306. Leavitt BR, et al. *J Neurochem.* 2006;96:1121-1129. Nasir J, et al. *Cell.* 1995;81:811-823. Reiner A, et al. *J Neurosci.* 2001;21:7608-7619. White JK, et al. *Nat Genet.* 1997;17:404-410. Zeitlin S, et al. *Nat Genet.* 1995;11:155-163. Carroll JB, et al. *Mol Ther.* 2011;19:2178-2185. HDSA 'What is Huntington's disease?' https://hdsa.org/what-is-hd/overview-of-huntingtons-disease/ Accessed: 3/3/21. HDSA 'Who is at Risk' https://hdsa.org/what-is-hd/history-and-genetics-of-huntingtons-disease/who-is-at-risk/ Accessed: 3/3/21. Becanovic, K., et al., Nat Neurosci, 2015. 18(6): p. 807-16. Van Raamsdonk, J.M., et al., Hum Mol Genet, 2005. 14(10): p. 1379-92.; Van Raamsdonk, J.M., et al., BMC Neurosci, 2006. 7: p. 80.

WAVE LIFE SCIENCES

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Neuro HD

mHTT toxic effects lead to neurodegeneration, loss of wtHTT functions may also contribute to HD


Healthy individual
wtHTT
Stresses
Healthy CNS function
Synaptic dysfunction | Cell death | Neurodegeneration
Huntington's disease
~50% decrease in wtHTT
Loss of wtHTT functions
Stresses
+
Toxic effects of mHTT

WAVE™ LIFE SCIENCES

CNS, central nervous system; HD, Huntington's disease; HTT, huntingtin protein; mHTT, mutant huntingtin protein; wtHTT, wild-type huntingtin protein.

1. Ross CA, Tabrizi SJ. *Lancet Neurol*. 2011;10(1):83-98. 2. Saudou F, Humbert S. *Neuron*. 2016;89(5):910-926. 3. Cattaneo E, et al. *Nat Rev Neurosci*. 2005;6(12):919-930. 4. Milnerwood AJ, Raymond LA. *Trends Neurosci*. 2010;33(11):513-523.

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Neuro HD

HD: Wild-type HTT is a critical protein for important functions in the central nervous system

NEURON



Promotes neuronal survival by protecting against stress (e.g., excitotoxicity, oxidative stress, toxic mHTT aggregates)[1-8]

SYNAPSE



Plays an essential role in the transport of synaptic proteins—including neurotransmitters and receptors—to their correct location at synapses[9-12]

BRAIN CIRCUITS



Supplies BDNF to the striatum to ensure neuronal survival[13-16]

Regulates synaptic plasticity, which underlies learning and memory[17-22]

CSF CIRCULATION



Plays a critical role in formation and function of cilia—sensory organelles that control the flow of CSF—which are needed to clear catabolites and maintain homeostasis[23]

WAVE LIFE SCIENCES

BDNF, brain-derived neurotrophic factor; CSF, cerebrospinal fluid; mHTT, mutant huntingtin protein. Sources: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith-Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015

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Nature publication contributes to weight of evidence on importance of wild-type huntingtin Source: Poplawski et al., Nature, April 2019 Htt: Huntingtin protein Conditional knock-out of Htt in 4-month old mice (post-neuronal development) Results suggest that: Htt plays a central role in the regenerating transcriptome (potentially influencing genes such as NFKB, STAT3, BDNF) Htt is essential for regeneration Indeed, conditional gene deletion showed that Htt is required for neuronal repair. Throughout life, neuronal maintenance and repair are essential to support adequate cellular functioning Neuro HD

Utilize association between single nucleotide polymorphisms (SNPs) and genetic mutations to specifically target errors in genetic disorders, including Huntington’s disease (HD) Potential to provide treatment for up to 80% of HD population Wave approach: novel, allele-selective silencing Source: Kay, et al. Personalized gene silencing therapeutics for Huntington disease. Clin Genet. 2014;86:29–36. Neuro HD Aims to lower mHTT transcript while leaving healthy wild-type HTT relatively intact Allele-selectivity possible by targeting SNPs associated with expanded long CAG repeat in HTT gene RNase H and ASO:RNA RNA mutant allele

WVE-120101: Selective reduction of mHTT mRNA and protein Reporter Cell Line* Neuro HD Source: Meena, Zboray L, Svrzikapa N, et al. Selectivity and biodistribution of WVE-120101, a potential antisense oligonucleotide therapy for the treatment of Huntington’s disease. Paper presented at: 69th Annual Meeting of the American Academy of Neurology; April 28, 2017; Boston, MA.

Neuro HD

Demonstrated delivery to brain tissue

- WVE-120101 and WVE-120102 distribution in cynomolgus non-human primate brain following intrathecal bolus injection


CIC = cingulate cortex
CIC
CNhead

In Situ Hybridization ViewRNA stained tissue

Red dots are WVE-120101 oligonucleotide

Arrow points to nuclear and perinuclear distribution of WVE- 120101 in cingulate cortex


CN = caudate nucleus
CN

In Situ Hybridization ViewRNA stained tissue

Red dots are WVE-120102 oligonucleotide

Arrow points to nuclear and perinuclear distribution of WVE-120102 in caudate nucleus

WAVE LIFE SCIENCES

Source: Meena, Zboray L, Svrzikapa N, et al. Selectivity and biodistribution of WVE-120101, a potential antisense oligonucleotide therapy for the treatment of Huntington's disease. Paper presented at: 69th Annual Meeting of the American Academy of Neurology; April 28, 2017; Boston, MA.

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PRECISION-HD clinical trials Single Dose Multidose 196 1 Washout CSF sample Dose 28 56 84 112 Study Day* 140 OLE 2 mg 4 mg 8 mg 16 mg 32 mg Multidose Cohorts (N = 12 per cohort) OLE: Open label extension; CSF: cerebrospinal fluid; mHTT: mutant huntingtin; NfL: neurofilament light chain; wtHTT: wild-type HTT *Study day may vary depending on patient washout period Results Two Phase 1b/2a clinical trials for WVE-120101 and WVE-120102 ongoing Patients are migrated to highest dose tested Neuro HD Safety and tolerability Biomarkers mHTT wtHTT PRECISION-HD1 and OLE (including complete 16 mg cohort) PRECISION-HD2 and OLE (including complete 32 mg cohort) NfL Trial results expected end of 1Q 2021

Neuro HD

Assessment of wild-type protein in CSF

Depletion of mutant HTT key to ability to measure wild-type HTT protein


CSF sample
Total HTT
Add polyQ Ab magnetic beads to CSF sample
Deplete mutant HTT
Wild-type HTT
polyQ Ab magnetic beads
Biotin polyQ Ab (MW1)
Magnetic streptavidin beads
Wild-type huntingtin protein
Mutant huntingtin protein

Ab: antibody   CSF: cerebrospinal fluid   HTT: huntingtin protein MW1: Wild et al. JCI 2015

16

WVE-003 (SNP3) demonstrates selective, potent, and durable reduction of mHTT in preclinical models Selectively reduces mHTT mRNA in HD iPSC neurons in vitro Results from ND50036 iPSC-derived medium spiny neurons. Total HTT knockdown quantified by qPCR and normalized to HPRT1 Oligonucleotide or PBS [100 μg ICV injections through a cannula on days 1, 3, and 5] delivered to BACHD transgenic. Mean ± SD (n=8, *P<0.0332, ***P<0.0002, ****P<0.0001 versus PBS unless otherwise noted).  HPRT1, hypoxanthine-guanine phosphoribosyl transferase; iPSC, induced pluripotent stem cell; ICV, intracerebroventricular; PBS, phosphate-buffered saline Similar results in cortex Pan-silencing reference compound WVE-003 PBS Weeks *** **** **** **** **** **** Pan-silencing reference compound WVE-003 Percentage HTT mRNA Remaining Durable striatal mHTT knockdown for 12 weeks in  BACHD mouse model Neuro HD Incorporates PN backbone chemistry modifications

WVE-003: Clinical trial to leverage experience and learnings in HD Adaptive SAD/MAD design Patients with confirmed manifest HD diagnosis with SNP3 mutation (up to 40 patients planned) Dose escalation and dosing interval guided by independent DSMB Safety and tolerability Biomarkers mHTT NfL wtHTT Clinical trial site activation ongoing Dosing in Phase 1b/2a trial expected to initiate in 2021 Leveraging learnings from PRECISION-HD Starting dose informed by preclinical in vivo models Asuragen assay to improve efficiency of patient identification Drawing from experience of sites from PRECISION-HD1 and PRECISION-HD2 trials SAD: Single ascending doseMAD: Multiple ascending dose mHTT: mutant huntingtinNfL: neurofilament light chain wtHTT: wild-type huntingtin Neuro HD

Neuro HD

Three allele-selective HD programs

Potential to address ~80% of HD patient population


% Huntington's Disease Patient Population with SNP
SNP1
WVE-120101
~50%
SNP2
WVE-120102
~50%
SNP3
WVE-003
~40%
SNP1
SNP2
~70%[1]
SNP1
SNP2
SNP3
~80%[2]
+10% of HD patients vs. SNP1 + SNP2
0
20
40
60
80
100

Intend to explore efficacy in early manifest and pre-manifest HD patient populations

[1] Percentage of patient population with SNP1 and/or SNP2

[2] Percentage of patient population with SNP1, SNP2 and/or SNP3

WAVE LIFE SCIENCES

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WVE-004 Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

Neuro C9orf72

C9orf72 repeat expansions: A critical genetic driver of ALS and FTD

Normal (non-expanded) Allele


C9orf72
GGGGCCGGGGCCGGG
< 25
GGGGCC
repeats

Expanded Allele


C9orf72
Typically 100's-
1000's of GGGGCC
repeats

- C9orf72 hexanucleotide repeat expansions (GGGGCC) are one of the most common genetic causes of the sporadic and inherited forms of Amyotrophic Lateral Sclerosis (ALS) and Frontotemporal Dementia (FTD)
- The C9orf72 repeat expansions also lead to accumulation of repeat-containing transcripts, nuclear sequestration of RNA binding proteins and synthesis of toxic dipeptide-repeat (DPR) proteins
- The C9orf72 repeat expansions lead to reduced expression of wild-type C9orf72 and to cellular changes that reduce neuronal viability

Sources: DeJesus-Hernandez et al, Neuron, 2011. Renton et al, Neuron, 2011. Zhu et al, Nature Neuroscience, May 2020

WAVE LIFE SCIENCES
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Neuro C9orf72

C9-ALS and C9-FTD: Manifestations of a clinical spectrum

	Disease	C9 specific US population	Mean disease duration	Standard of care
C9-ALS	• Fatal neurodegenerative disease • Progressive degeneration of motor neurons in brain and spinal cord	~2,000	3.1 years	Significant unmet need despite two approved therapies in US
C9-FTD	• Progressive neuronal atrophy in frontal/temporal cortices • Personality and behavioral changes, gradual impairment of language skills	~10,000	6.4 years	No approved disease modifying therapies

Two devastating diseases with a shared genetic basis

WAVE LIFE SCIENCES

ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia
Sources: Cammack et al, Neurology, October 2019. Moore et al, Lancet Neurology, February 2020

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C9orf72 repeat expansions: Mechanisms of cellular toxicity C9-ALS and C9-FTD may be caused by multiple factors: Insufficient levels of C9orf72 protein Accumulation of repeat-containing RNA transcripts Accumulation of aberrantly translated DPR proteins Recent evidence suggests lowering C9orf72 protein exacerbates DPR-dependent toxicity Sources: Gitler et al, Brain Research, September 2016. Zhu et al, Nature Neuroscience, May 2020 Targeted by Wave ASOs Variant-selective targeting could address multiple potential drivers of toxicity Neuro C9orf72

Neuro C9orf72

C9orf72 targeting strategy spares C9orf72 protein

- Normal C9orf72 allele produces three mRNA transcripts (~80% are V2, ~20% are V1 and V3)
- **Pathological allele** with expanded repeat leads to **healthy V2** and **pathological V1 and V3** transcript by-products


pre-mRNA variants
Pathological mRNA products
Disease-causing factors
Repeat-containing transcripts
V1
V3
V2
Mis-spliced V1/V3
Stabilized intron1
RNA foci
Dipeptide repeat proteins (DPRs)
WVE-004 reduces
GGGGCC expansion
Accessible target for variant selectivity

WVE-004 targets <u>only</u> V1 and V3 transcripts, sparing V2 transcripts and healthy C9orf72 protein

WAVE LIFE SCIENCES

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Neuro C9orf72

PN backbone chemistry modifications: Improved potency among C9orf72-targeting oligonucleotides *in vivo*



Spinal Cord
Cortex
%C9orf72 V3 transcript remaining
100
75
50
25
0
0.3
1.0
3.0
10.0
Exposure (µg/g)
C9orf72 compounds
PS/PO backbone
PS/PO/PN backbone

WAVE LIFE SCIENCES

Mice received 2 x 50 ug ICV doses on days 0 & 7; mRNA from spinal cord and cortex quantified by PCR (Taqman assay) 8 weeks later. Oligonucleotide concentrations quantified by hybridization ELISA. Graphs show robust best fit lines with 95% confidence intervals (shading) for PK-PD analysis.

25

WVE-004: Potent and selective knockdown of repeat-containing transcripts in vitro V3 Dose (μM) All V WVE-004 NTC Dose (μM) In vitro activity in C9 patient-derived neurons WVE-004 NTC Dose (μM) IC50:201.7nM In vitro selectivity in C9 patient-derived neurons C9 patient-derived motor neurons were treated with C9orf72 candidate and NTC under gymnotic conditions up to 10uM. Taqman qPCR assays were used to evaluating V3 and all V transcripts. NTC- non-targeting control. Relative fold change C9orf72 V3/HPRT1 1.5 1.0 0.5 0.0 0.001 0.01 0.1 1 10 Relative fold change C9orf72 V3/HPRT1 0.016 0.08 0.4 2 10 0.016 0.08 0.4 2 10 0.016 0.08 0.4 2 10 0.016 0.08 0.4 2 10 1.5 1.0 0.5 0.0 1.5 1.0 0.5 0.0 Relative fold change C9orf72/HPRT1 Neuro C9orf72

WVE-004 demonstrates durable reduction of DPRs in vivo after 6 months in spinal cord and cortex Spinal cord Cortex Full results presented at the 31st International Symposium on ALS/ MND (December 2020) Top: 2 x 50 ug (day 0, day 7) dosed ICV; DPRs measured by Poly-GP MSD assay. *: p≤ 0.05 **: P ≤ 0.01, ***: P ≤ 0.001. ICV: intracerebroventricular; DPR: Dipeptide repeat protein; Bottom: C9 BAC transgenic mice administered PBS or 50 ug WVE-004, ICV, (day 0, day 7). ns: not significant; PBS: phosphate-buffered saline * *** ** 4 12 18 12 18 24 4 24 WVE-004 PBS week 1.5 0.5 0.0 1.0 Relative Poly-GP levels (normalized to PBS) p≤0.0001 4 12 18 12 18 24 4 24 WVE-004 PBS week 1.5 0.5 0.0 1.0 Relative Poly-GP levels (normalized to PBS) ns Relative fold change C9orf72/HPRT1 1.5 0.5 0.0 1.0 WVE-004 PBS ns Relative fold change C9orf72/HPRT1 1.5 0.5 0.0 1.0 WVE-004 PBS Healthy C9orf72 protein relatively unchanged ~6 months after WVE-004 administration Neuro C9orf72

Neuro C9orf72

WVE-004: Adaptive SAD/MAD design to optimize dose level and frequency

- Patients with documented C9orf72 expansion and confirmed ALS, FTD, or mixed phenotype (up to 50 patients planned)
- Starting dose informed by preclinical *in vivo* models
- Dose escalation and dosing interval guided by independent DSMB
- Key biomarkers of target engagement and neurodegeneration will be assessed
  - PolyGP
  - NfL
- Key exploratory clinical outcome measures
  - ALSFRS-R and CDR-FTLD
- Clinical trial site activation ongoing

Dosing in Phase 1b/2a trial expected to initiate in 2021

WAVE LIFE SCIENCES

CTA: clinical trial application; NfL: neurofilament light chain; ALSFRS-R: Amyotrophic Lateral Sclerosis Functional Rating Scale; CDRFTLD: Clinical Dementia Scale – frontotemporal lobar degeneration; PolyG: poly glycine-proline; SAD: Single ascending dose; MAD: Multiple ascending dose

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WVE-N531 Duchenne muscular dystrophy

Neuro DMD

WVE-N531 *in vitro* dose-dependent dystrophin restoration

Dystrophin protein restoration of up to 71%

Western Blot normalized to primary healthy human myoblast lysate

Standard Curve (% WT lysate in D45-52 lysate)						D45-52 Cells					
						Mock	**WVE-N531**				
						0	10	3.3	1.1	0.3	Conc [uM]
100%	50%	25%	12%	6%	0%	0%	71%	65%	37%	9.5%	% Dystrophin


Dystrophin
Vinculin

- WVE-N531 contains novel PN backbone chemistry modifications
- Free uptake for 6 days in differentiation media with no transfection agent and no peptide conjugated to the oligonucleotide
- Demonstrated a dose-dependent increase in dystrophin restoration in DMD patient-derived myoblasts

WAVE LIFE SCIENCES

Experimental conditions: Δ45-52 (D45-52) patient myoblasts were treated with oligonucleotide for 6d under free-uptake conditions in differentiation media. Protein harvested in RIPA buffer and dystrophin restoration analyzed by Western Blot. Signal normalized to vinculin loading control and to primary healthy human myotube lysate (pooled from four donors) forming a standard curve in Δ45-52 cell lysate.

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PN chemistry led to overall survival benefit in dKO model  dKO; double knockout mice lack dystrophin and utrophin protein. mdx mice lack dystrophin. Left: Mice with severe disease were euthanized. dKO: PS/PO/PN 150 mg/kg n= 8 (p=0.0018); PS/PO/PN 75 mg/kg n=9 (p=0.00005); PS/PO n=9 (p=0.0024), PBS n=12 Stats: Chi square analysis with pairwise comparisons to PBS using log-rank test PN-containing molecules led to 100% dKO survival at time of study termination PS/PO/PN, 75 mg/kg bi-weekly PBS PS/PO, 150 mg/kg weekly PS/PO/PN, 150 mg/kg weekly 100 75 50 25 0 Survival probability (%) 0 4 8 12 16 20 24 28 32 36 40 Time (weeks) Note: Untreated, age-matched mdx mice had 100% survival at study termination [not shown] Neuro DMD

Clinical trial of WVE-N531 to initiate in 2021 Unmet need in DMD remains high Planned clinical trial designed to evaluate change in dystrophin production, drug concentration in muscle, and initial safety Open-label study; targeting every-other-week administration in up to 15 boys with DMD Potential to apply PN chemistry to other exons if successful CTA submission expected in 1Q 2021 Neuro DMD

Wave’s discovery and drug development platform

PRISM™

Enables Wave to target genetically defined diseases with stereopure oligonucleotides across multiple therapeutic modalities

DESIGN

Unique ability to construct stereopure oligonucleotides with one defined and consistent profile



Sequence
Chemistry
Stereochemistry

OPTIMIZE

A deep understanding of how the interplay among oligonucleotide sequence, chemistry, and backbone stereochemistry impacts key pharmacological properties

Through iterative analysis of *in vitro* and *in vivo* outcomes and machine learning-driven predictive modeling, Wave continues to define design principles that are deployed across programs to rapidly develop and manufacture clinical candidates that meet pre-defined product profiles

Multiple modalities
Silencing | Splicing | ADAR editing

WAVE™ LIFE SCIENCES

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PRISM platform enables rational drug design

Sequence

B: bases

A, T, C, mC, G, U,
other modified bases

Stereochemistry

Chiral control of
any stereocenter

5′ modifications,
backbone modifications



Sequence
Chemistry
Stereochemistry

Chemistry

R: 2′ modifications

OMe, MOE, F,
other modifications

X: backbone chemistry

Phosphodiester (PO),
phosphorothioate (PS),
Phosphoramidate diester
(PN)



O
5'
B
O
3'
2'
X
O
R
P
O
O
5'
B
O
3'
2'
O
R

WAVE
LIFE SCIENCES
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Expanding repertoire of backbone modifications with novel PN backbone chemistry

Backbone linkages

	PO	PS	PN
Backbone modification (X)	Phosphodiester 	Phosphorothioate 	Phosphoramidate diester 
Stereochemistry	Not chiral	Chiral — ◇ Stereorandom; PS backbone *Rp*; PS backbone *Sp*	Chiral — PN backbone Stereorandom; PN backbone *Rp*; PN backbone *Sp*
Charge	Negative	Negative	Neutral
Depiction			
PRISM backbone modifications	PO/PS		
	PO/PS/PN		



Phosphoryl guanidine x-ray structure

Molecule structure illustrative of backbone modification patterns

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PN chemistry increases potency in silencing, splicing, and editing preclinical studies

Silencing


Target knockdown (% remaining)
Improved knockdown
Ranked by potency of reference PS/PO compound

Splicing


% Skipping
80
60
40
20
0
20
40
60
Improved skipping
Ranked by potency of reference PS/PO compound

● PS/PO reference compound ● PS/PN modified compound

Editing


% Editing
100
80
60
40
20
0
10⁻⁸
10⁻⁶
10⁻⁴
10⁻²
10⁰
10²
Concentration (µM)
Improved editing
PS/PO/PN
PS/PO (Stereopure)
PS/PO (Stereorandom)

WAVE LIFE SCIENCES
Presented at Analyst & Investor Research Webcast on August 25, 2020; Right: Data from independent experiments
PRISM
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Lead program in Takeda collaboration reinforces potential of PN chemistry in the CNS

PRISM

Substantial and widespread target mRNA reduction following single intrathecal dose in NHPs



Target mRNA knockdown 28 days post-dose
Remaining mRNA (%) (relative to control)
150
100
50
0
Control
Lumbar
Cervical
Cortex
Hippocampus

- Single IT dose of 12 mg (n=3)
- Therapeutic candidate widely distributed across brain and spinal cord
- ~90% mRNA knockdown one-month following single dose

WAVE LIFE SCIENCES

NHPs: Non-human primates; IT: intrathecal
NHPs were administered 12 mg on day 1 via IT bolus injection; tissue samples were collected from 3 NHPs at 28 days post-dose.

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PRISM enables optimal placement of backbone stereochemistry

PRISM

Crystal structure confirms phosphate-binding pocket of RNase H binds 3'-SSR-5' motif in stereopure oligonucleotide – supports design strategy for Wave oligonucleotides


Target RNA
Stereopure Oligonucleotide (C9orf72 compound)
RNase H
RNA cleavage site
Phosphate binding pocket
ASO/RNA duplex
Yellow spheres represent 'S' atoms
RNase H1 Phosphate Binding Pocket
R179
I239
N240
W225
Sp
Rp
Sp
T181
S223
3'
5'
ASO
RNA
Scissile Phosphate

WAVE LIFE SCIENCES

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Importance of controlling stereochemistry (Rp) (Sp) Top view Side view Yellow spheres represent ‘S’ atomsPS: Phosphorothioate Number of PS linkages in oligonucleotide backbone No. diastereomers 80T 60T 40T 20T 30B 22M 12M 2M 1M 500K 0 0 10 20 30 40 50 Antisense, exon skipping, ssRNAi ADAR oligonucleotide CRISPR guide Stereochemical diversity Exponential diversity arises from uncontrolled stereochemistry

ADAR editing Platform capability and Alpha-1 antitrypsin deficiency

PRISM platform has unlocked ADAR editing A-to-I editing is one of most common post-transcriptional modifications ADAR is ubiquitously expressed across tissues, including liver and CNS ADAR Target RNA I(G) A Edited RNA Oligonucleotide establishes double-stranded RNA complex Oligonucleotide Modification Delivery A: adenosine; I: inosine; G: guanosine; Nishikura, K. A-to-I editing of coding and non-coding RNAs by ADARs. Nat. Rev. Mol. Cell Biol. 2016; Picardi, E. et al. Profiling RNA editing in human tissues: towards the inosinome Atlas. Scientific reports 5, 14941, doi:10.1038/srep14941 (2015). ADAR editing

PRISM enables practical approach to RNA editing without need for viruses or exogenous protein Intracellular Extracellular space Endogenous ADAR Unedited RNA Wave ADAR-editing Oligonucleotides Exogenous ADAR or other base editors Edited RNA Protein release/ expression Delivery vehicles Alternative Base-Editing Systems Edited RNA Genetic construct or foreign protein ADAR editing

Wave platform Fully chemically modified to increase stability in vivo Chirally-controlled backbone to maximize in vitro activity PN backbone chemistry modification improves editing efficiency No requirement for AAV / nanoparticles GalNAc-conjugated for targeted delivery into liver Avoids permanent off-target DNA edits No immunogenicity from exogenous proteins Reduced off-target effects Advantages of Wave ADAR editing platform Sources: Chen Biochemistry 2019 Chemically modified Simplified delivery Endogenous ADAR ADAR editing

ADAR editing

ADAR amenable diseases represent a sizeable opportunity

Potentially pathogenic human SNPs by base pair corrections


A-to-C
C-to-A
A-to-T
C-to-G
C-to-T
A-to-G
~48%

>32,000 potentially pathogenic human SNPs[2]

- Nearly half of known human SNPs associated with disease are G-to-A mutations
- A-to-I(G) editing could target tens of thousands of potential disease variants[1]

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SNP: single nucleotide polymorphism A: Adenosine I: Inosine G: Guanosine
[1]ClinVar database [2]Gaudeli NM et al. *Nature* (2017).

PRISM

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RNA editing opens many new therapeutic applications Fix nonsense and missense mutations that cannot be splice-corrected Remove stop mutations Prevent protein misfolding and aggregation Alter protein processing (e.g. protease cleavage sites) Protein-protein interactions domains Modulate signaling pathways miRNA target site modification Modifying upstream ORFs Modification of ubiquitination sites Restore protein function Recessive or dominant genetically defined diseases Modify protein function Ion channel permeability Protein upregulation Haploinsufficient diseases Examples: Examples: Examples: ADAR editing

Significant ADAR editing demonstrated in vitro in NHP and primary human hepatocytes NHP: non-human primate; ACTB: Beta-actin; nd= not determined Total RNA was harvested, reverse transcribed to generate cDNA, and the editing target site was amplified by PCR. In vitro dose-response human hepatocytes In vitro dose-response NHP hepatocytes % Editing % Editing ACTB 1 ACTB 2 ACTB 3 ACTB 1 ACTB 2 ACTB 3 ACTB GalNAc-conjugated oligonucleotides with stereopure PN backbone chemistry modifications ADAR editing

ADAR editing

Efficient ADAR editing translated *in vivo* in non-human primate study

- Up to 50% editing efficiency observed at Day 7, 2 days post last dose
- Substantial and durable editing out to at least Day 50, 45 days post last dose



In vivo editing in NHP following subcutaneous administration
% Editing
100
75
50
25
0
2 days post last dose
45 days post last dose
ACTB 1
ACTB 2
ACTB 3



Oligonucleotide quantification in NHP following subcutaneous administration
µg of oligonucleotide per gram of tissue
1200
1000
800
600
400
200
0
2 days post last dose
45 days post last dose
Untreated (pre dose)
ACTB 1
ACTB 2
ACTB 3

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NHP: non-human primate; ACTB: Beta-actin; Left: 5mg/kg SC: Day 1,2,3,4,5; Liver Biopsy for mRNA (ACTB Editing) & eASO Exposure: Day 7

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ADAR editing

Wave ADAR editing oligonucleotides are highly specific

RNA editing within ACTB transcript (human hepatocytes)


Mock
C 0%
T 100%
Editing oligonucleotide
C 53.8%
T 46.2%
Coverage
Genome coordinates
ACTB
Editing site

RNA editing within transcriptome (human hepatocytes)


ACTB
Confidence (LOD score)
% Editing

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Human hepatocytes were dosed with 1um oligonucleotide, 48 hours later RNA was collected and sent for RNA sequencing. RNAseq conducted using strand-specific libraries to quantify on-target ACTB editing and off-target editing in primary human hepatocytes; plotted circles represent sites with LOD>3

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ADAR editing

Advancing Wave's first ADAR editing program in alpha-1 antitrypsin deficiency (AATD)

- Most common cause is a single G-to-A point mutation on the "Z" allele
- **~200K people in US and EU** with homozygous ZZ genotype, most common form of severe AATD
- Approved therapies modestly increase circulating levels of wild-type AAT in those with lung pathology; no therapies address liver pathology

Wave's approach may simultaneously address lung and liver manifestations by using ADAR editing to correct mutation:

- Increase circulating levels of wild-type AAT protein
- Reduce aggregation of Z-AAT in liver
- Retain wild-type AAT physiological regulation

Dual pathologies in AATD

Loss of function in lung

Lack of functional AAT in serum:

- Insufficient levels to counteract protease levels, e.g., neutrophil elastase
- Lung damage due to unchecked proteolytic activity and inflammation
- Other tissues may be affected (e.g., skin)



Gain of function in liver

Misfolding of AAT in hepatocytes:

- Inability to secrete AAT
- AAT polymerizes in liver
- Liver damage/cirrhosis

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Sources: Strnad 2020; Blanco 2017
AAT: Alpha-1 antitrypsin

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ADAR editing

SERPINA1 Z allele mRNA editing increases edited AAT protein concentration *in vitro*

In primary hepatocyte *SERPINA1* Z cell model, editing the Z allele mRNA back to wild-type prevents protein misfolding and increases secretion of edited AAT protein from hepatocytes

SERPINA1 Z allele mRNA editing


% Z allele mRNA editing
100
80
60
40
20
0
NT
SA1-1
SA1-2

AAT protein concentration in media


AAT protein ng/ml
6000
4000
2000
**
****
3-Fold Increase
NT
SA1-1
SA1-2

Edited AAT protein analysis

- Wild-type AAT protein confirmed by mass spectrometry
- Function of secreted, edited AAT protein confirmed by neutrophil elastase inhibition assay

Model validation and *in vivo* data expected 1H 2021

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AAT (alpha-1 antitrypson); Mouse primary hepatocytes that express SERPINA1 Z allele mRNA were transfected with 25 nanomolar (nM) of SERPINA1 (SA1-1 and SA1-2) targeting antisense oligonucleotides (ASOs) and a control non-targeting (NT) ASO. Media and RNA was collected at 5 days post transfection. AAT protein in media was quantified by Elisa Assay, RNA editing was quantified by RT/PCR/Sanger sequencing.

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ADAR editing

Proprietary humanized mouse model developed to support ADAR platform


SERPINA1 mouse
Protein
✓ huSERPINA1-Pi*Z
Expressed in liver
huADAR mouse
Protein
✓ Human ADAR
Expressed in all tissues
SERPINA1-Pi*Z/huADAR
Protein
Pathology
✓ huADAR
✓ SERPINA1
Liver pathology, lower huSERPINA1 serum

- Expression of huADAR in mouse is comparable to expression in human cells
- Expression of huADAR restores editing of endogenous targets in primary mouse cell types to levels seen in human primary cell types
- huADAR mouse model can be crossed with disease specific mouse models to provide model systems for use across Wave's ADAR editing programs

Model validation and *in vivo* data expected 1H 2021

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ADAR editing

Multiple opportunities for ADAR editing in neurology



ACTB editing in iCell Neurons
% Editing
100
80
60
40
20
0
0.01
0.1
1
10
100
Concentration (µM)
Compound 1 (PS / PN)
Compound 2 (PS / PN)
Compound 3 (PS / PN)



ACTB editing in human iCell Astrocytes
% Editing
100
80
60
40
20
0
0.01
0.1
1
10
100
Concentration (µM)

EC50: ~200-250nM



In vivo CNS editing in proprietary hADAR transgenic mouse (1 week)
% Editing UGP2
80
60
40
20
0
Editing oligonucleotide (100 µg)
PBS
Cortex
Hippocampus
Striatum
Brain stem
Cerebellum
Spinal cord

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Gymnotic uptake; Total RNA was harvested, reverse transcribed to generate cDNA, and the editing target site was amplified by PCR and quantified by Sanger sequencing

hADAR: human ADAR; UGP2: Glucose Pyrophosphorylase 2; 5 mice in each group were injected with PBS or a single 100uG dose on day 0. Animals were necropsied on day 7. RNA was harvested and editing measured by Sanger sequencing.

PRISM

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Ophthalmology

Ophthalmology

Stereopure oligonucleotides for inherited retinal diseases (IRDs)

Wave ophthalmology opportunity

- Oligonucleotides can be administered by intravitreal (IVT) injection; targeting twice per year dosing
- Stereopure oligonucleotides open novel strategies in both dominant and recessive IRDs; potential for potent and durable effect with low immune response

Successful targeting of *MALAT1* is a surrogate for an ASO mechanism of action

- Widely expressed in many different cell types
- Only expressed in the nucleus


D
C
B
E
A
H
F
G

Intravitreal injection

WAVE LIFE SCIENCES

Sources: Daiger S, et al. *Clin Genet*. 2013;84:132-141. Wong CH, et al. *Biostatistics*. 2018; DOI: 10.1093/biostatistics/kxx069. Athanasiou D, et al. *Prog Retin Eye Res*. 2018;62:1–23. Daiger S, et al. *Cold Spring Harb Perspect Med*. 2015;5:a017129. Verbakel S, et al. *Prog Retin Eye Res*. 2018:66:157-186.; Short, B.G.; *Toxicology Pathology*, Jan 2008.

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Ophthalmology

Durable Malat1 knockdown through 9 months with PN backbone chemistry modifications

~50% Malat1 knockdown at 36 weeks in the posterior of the eye



% Malat1 expression
250
200
150
100
50
0
p≤0.01
12
20
36
12
20
36
12
20
36
12
20
36
PBS
NTC
PS/PO
PS/PN
Time (weeks)

Compound or PBS (1 x 50 ug IVT) was delivered to C57BL6 mice. Relative percentage of Malat1 RNA in the posterior of the eye (retina, choroid, sclera) to PBS-treated mice is shown at 12, 20 and 36 weeks post-single injection. PBS = phosphate buffered saline; NTC= chemistry matched non-targeting control

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Ophthalmology

Usher Syndrome Type 2A: a progressive vision loss disorder

- Autosomal recessive disease characterized by hearing loss at birth and progressive vision loss beginning in adolescence or adulthood
- Caused by mutations in USH2A gene (72 exons) that disrupt production of usherin protein in retina, leading to degeneration of the photoreceptors
- No approved disease-modifying therapies
- **~5,000 addressable patients in US**


Rod Cell
Usherin
Cone Cell
Vitreous
Retina
Photoreceptors
Normal mRNA
Exon 11
Exon 12
Exon 13
Exon 14
2299del G
Stop codon gained
mRNA:
Usher Syndrome Type 2A
Exon 11
Exon 12
Exon 13
Exon 14
Therapeutic Strategy: Productive Skipping (Exon 13)
In-frame junction
Exon 11
Exon 12
Exon 14
Exon 12
Exon 14
Non-Productive Skipping (Exons 12 and 13)
Stop codon gained from frame shift
Exon 11
Exon 14
Exon 15
Exon 11
Exon 14

Oligonucleotides that promote USH2A exon 13 skipping may restore production of functional usherin protein

WAVE LIFE SCIENCES

Sources: Boughman et al., 1983. *J Chron Dis.* 36:595-603; Seyedahmadi et al., 2004. *Exp Eye Res.* 79:167-173; Liu et al., 2007. *Proc Natl Acad Sci USA* 104:4413-4418.

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Ophthalmology

Potent USH2A exon 13 skipping with stereopure compound in *vitro* and *ex vivo*

Enhanced potency over a stereorandom reference compound (*in vitro*)


Stereopure
Stereorandom reference
EC_{50}: 4.11 μM
EC_{50}: 8.73 μM
2-fold
Percentage skipped transcript (Normalized to SRFS9)
Concentration (μM)
0
20
40
50
60
80
100
0.1
1
10
100

Target engagement in NHP retinas


stereopure
stereorandom
USH2A Exon Skipping(%) (SRFS9 Normalized)
0
25
50
75
100
PBS
NTC
0.3
1
3
10
20 uM


Retina Excision
Retina Sectioning

Oligonucleotides were added to Y79 cells under free-uptake conditions. Exon skipping was evaluated by Taqman assays. USH2A transcripts were normalized to SRSF9. Data are mean±s.d., n=2. Stereorandom: Compound identified in van Diepen et al. 2018. Antisense oligonucleotides for the treatment of eye disease. W02018055134A1. Stereopure: is a stereopure antisense oligonucleotide. Right: Whole NHP were enucleated (n=4) and compounds (1–20 mM) were added to extracted retinas under free-uptake conditions. Exon skipping was evaluated by Taqman assays on RNA. USH2A transcript levels were normalized to SRSF9. Data presented are mean± s.e.m. stereorandom compound is from van Diepen et al. 2018. Antisense oligonucleotides for the treatment of eye disease. W02018055134A1. Compound-1 is a stereopure antisense oligonucleotide.

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Ophthalmology

Stereopure oligonucleotide elicits dose-dependent exon skipping in NHP eye *in vivo*

Dose-dependent and specific exon skipping in NHP eye


Percentage USH2A Skipping (Normalized to SRFS9)
100
75
50
25
0
PBS
NTC 150 µg
Stereopure
75 µg
150 µg

- Oligonucleotide is complementary to NHP *USH2A* exon 12*
- Evaluated 1-week post-single IVT injection
- Dose-dependent activity of **stereopure** oligonucleotides
- Substantial exposure in retina
- Exon-skipping integrity confirmed by RNA-seq at both doses

*NHP exon 12 = human exon 13

WAVE LIFE SCIENCES

Stereopure *USH2A* skipping oligonucleotide, PBS or NTC antisense oligonucleotide was delivered to NHP by single IVT injection. One-week post-injection, retina was isolated and exon skipping was evaluated by Taqman assays. *USH2A* skipped transcript levels were normalized to *SRSF9*. Data are mean± s.e.m. Stereopure is an *USH2A* exon-13 skipping stereopure antisense oligonucleotide. PBS, phosphate buffered saline; NTC, non-targeting control; IVT, intravitreal

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Ophthalmology

Allele-selective reduction of SNP-containing allele for adRP associated with Rhodopsin P23H mutation

- **Retinitis pigmentosa (RP)**: group of rare, genetic eye disorders resulting in progressive photoreceptor cell death and gradual functional loss; currently no cure
- ~10% of US autosomal dominant RP cases are caused by the P23H mutation in the rhodopsin gene (RHO)
- Mutant P23H rhodopsin protein is thought to misfold and co-aggregate with wild-type rhodopsin, resulting in a gain-of-function or dominant negative effect in rod photoreceptor cells



Stereorandom
Stereopure
Rho-Wt
RhoP23H
Relative RhoP23H -Luc (vs H2O)
Concentration [nM]
PBS
5 µg
50 µg
Relative RNA expression (Rho/Hprt1)
150 µg
Relative hRho mRNA vs pig GAPDH
Wt
PBS
Stereopure
Transgenic Animals

WAVE LIFE SCIENCES

Left: Reporter assays on a sequence described in WO2016138353A1. Oligonucleotide and luciferase reporter plasmids (wild-type and mutant RHO) are transfected into Cos7 cells. Cells are harvested after 48 hrs, and relative luminescence is measured. Right: Single IVT injection (1 mL) in mouse Rho P23H mouse model or (150 mL) in human P23H pig model. Eyes collected 1-week post injection for mouse or 2-weeks post injection for pig; RNA isolated; Rho, Hprt1, and Gapdh levels determined by qPCR.

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Expected upcoming milestones

THERAPEUTIC AREA / TARGET	PRISM		Milestone
NEUROLOGY			
Huntington's disease mHTT SNP2	◆ Stereopure		**End of 1Q 2021:** PRECISION-HD2 data, including complete 32 milligram cohort, and initial data from OLE trial
Huntington's disease mHTT SNP1	◆ Stereopure		**End of 1Q 2021:** PRECISION-HD1 data, including complete 16 milligram cohort, and initial data from OLE trial
Huntington's disease mHTT SNP3	◆ Stereopure	◆ PN chemistry	**2021:** Dosing of first patient in clinical trial of WVE-003
ALS and FTD C9orf72	◆ Stereopure	◆ PN chemistry	**2021:** Dosing of first patient in clinical trial of WVE-004
Duchenne muscular dystrophy Exon 53	◆ Stereopure	◆ PN chemistry	**End of 1Q 2021:** CTA submission
ADAR editing Multiple	◆ Stereopure	◆ PN chemistry	**1H 2021:** Humanized mouse model validation
HEPATIC			
AATD (ADAR editing) SERPINA1	◆ Stereopure	◆ PN chemistry	**1H 2021:** *in vivo* AATD data

First clinical compounds with PN chemistry to begin dosing in 2021

PRISM ◆ Stereopure ◆ PN chemistry

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ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; AATD: Alpha-1 antitrypsin deficiency

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Realizing a brighter future for people affected by genetic diseases For more information: Kate Rausch, Investor Relations krausch@wavelifesci.com 617.949.4827